EXHIBIT 10.3
AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is made as of October 31, 2019 among Baxter International Inc., a Delaware corporation (the “Borrower”), JPMorgan Chase Bank, National Association, as administrative agent under the hereinafter defined Credit Agreement (the “Administrative Agent”), and the other financial institutions signatory hereto.

R E C I T A L S:

A.The Borrower, the Administrative Agent and certain financial institutions are parties to a Five-Year Credit Agreement dated as of July 1, 2015 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of October 26, 2015, the “Credit Agreement”).
B.The Borrower, the Administrative Agent and the undersigned Banks wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1. Definitions. Unless otherwise specified herein, all capitalized terms used herein shall have the meanings specified in the Credit Agreement.
2. Amendments to Credit Agreement. Upon the Effective Time (as defined below), Section 8.01(f)(i) of the Credit Agreement is hereby amended to add the following parenthetical immediately following the words “(B) fifty-five (55) days after the end of each of the first three (3) quarters of each fiscal year of the Borrower” contained therein: “(or, with respect to the fiscal quarter ending September 30, 2019, by December 31, 2019),”.
3. Waiver. The Administrate Agent and the Majority Banks hereby waive any Unmatured Event of Default or Event of Default that may directly arise out of, or directly relate to, the investigation into certain intra-company transactions undertaken for the purpose of generating foreign exchange gains or losses, as more fully described under the heading “Investigation” in the Borrower’s Form 8-K filed on October 24, 2019 (the “Specified Matters”); provided such Specified Matters shall include (i) any amendment to the Company’s periodic reports previously filed with the Securities and Exchange Commission the (“SEC”) to include restated financial statements that correct misstatements resulting from the Specified Matters, or inclusion in periodic reports filed with the SEC for future periods restated comparative financial statements that correct such misstatements (and any delay in the filing of any such amendment or future periodic report) and (ii) the correction of certain items that affect operating income that were immaterial to the Company’s previously reported results of operations, including the impact of the use of the foreign exchange rate convention to translate the results of the Company’s foreign operations into U.S. dollars and the impact of the incorrect accounting for placed equipment that the Company leases to its customers; provided, further, that the foregoing waiver shall automatically terminate and cease to be of any force and effect on December 31, 2019. This specific waiver applies only to the Specified Matters and only for the express circumstances described above. This specific waiver shall not be construed to constitute (x) a waiver of any other event, circumstance or condition or of any other right or remedy available to the Administrative Agent or any Bank pursuant to the Credit Agreement or any other Loan Document or other applicable law or (y) a custom or course of dealing or a consent to any departure by any Loan Party from any other term or requirement of the Credit Agreement or any other Loan Document. This Section 3 is a limited waiver and shall not be deemed to constitute a waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document, as applicable, or to prejudice any right, power or remedy that Administrative Agent and the Banks may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or other applicable law.
4. Representations and Warranties of the Borrower . The Borrower represents and warrants that:
(a) the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally; and
(b) no Event of Default or Unmatured Event of Default has occurred and is continuing.

5. Effective Time. This Amendment shall become effective on the date (the “Effective Time”) upon the execution and delivery hereof by the Borrower, the Administrative Agent and the Majority Banks.

US-DOCS\111504822.6

6. Miscellaneous.
(a) Except as specifically amended hereby, the Credit Agreement, the Notes and the other agreements, instruments and documents executed in connection therewith (collectively, the “Loan Documents”) shall remain in full force and effect and are hereby ratified and confirmed.
(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under the Credit Agreement or any other Loan Document, or constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.
(c) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
(d) This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
(e) Sections 11.09 and 11.10 of the Credit Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis, and the parties hereto agree that such provisions shall apply to this Amendment with the same force and effect as if set forth herein in their entirety.
7. Costs and Expenses. The Borrower hereby affirms its obligation under Section 11.04 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.
8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature pages follow] 2

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

BAXTER INTERNATIONAL INC.

By: /s/ James Saccaro
Name: James Saccaro
Title: Executive Vice President and Chief Financial Officer

[signature page to Amendment No. 2 to Credit Agreement]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Bank

By: /s/ Erik Barragan
Name: Erik Barragan
Title: Authorized Officer
[signature page to Amendment No. 2 to Credit Agreement]

BANK OF AMERICA, N.A.

By: /s/ Yinghua Zhang
Name: Yinghua Zhang
Title: Director
[signature page to Amendment No. 2 to Credit Agreement]

CITIBANK, N.A.

By: /s/ Richard Rivera
Name: Richard Rivera
Title: Vice President
[signature page to Amendment No. 2 to Credit Agreement]

MIZUHO BANK, LTD.

By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director
[signature page to Amendment No. 2 to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By: /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[signature page to Amendment No. 2 to Credit Agreement]

GOLDMAN SACHS BANK USA

By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory
[signature page to Amendment No. 2 to Credit Agreement]

UBS AG, STAMFORD BRANCH

By: /s/ Darlene Arias
Name: Darlene Arias
Title: Director

By: /s/ Anthony Joseph
Name: Anthony Joseph
Title: Associate Director
[signature page to Amendment No. 2 to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By: /s/ John D. Toronto
Name: John D. Toronto
Title: Authorized Signatory

By: /s/ Emerson Almeida
Name: Emerson Almeida
Title: Authorized Signatory
[signature page to Amendment No. 2 to Credit Agreement]

BARCLAYS BANK PLC

By: /s/ Stephanie Crombie
Name: Stephanie Crombie
Title: Director
[signature page to Amendment No. 2 to Credit Agreement]

HSBC BANK USA, N.A.

By: /s/ Iain Stewart
Name: Iain Stewart
Title: Managing Director
[signature page to Amendment No. 2 to Credit Agreement]

The Toronto-Dominion Bank, New York Branch

By: /s/ Brian MacFarlane
Name: Brian MacFarlane
Title: Authorized Signatory
[signature page to Amendment No. 2 to Credit Agreement]

THE BANK OF NEW YORK MELLON

By: /s/ Clifford A. Mull
Name: Clifford A. Mull
Title: Director
[signature page to Amendment No. 2 to Credit Agreement]

MORGAN STANLEY BANK, N.A.

By: /s/ Jackson Eng
Name: Jackson Eng
Title: Authorized Signatory
[signature page to Amendment No. 2 to Credit Agreement]

MUFG Bank, Ltd

By: /s/ S. Hughes
Name: S. Hughes
Title: Managing Director

[signature page to Amendment No. 2 to Credit Agreement]